UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: March 1, 2005
                        (Date of earliest event reported)

                               Griffon Corporation
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             (Exact name of registrant as specified in its charter)


   Delaware                          1-6620                      11-1893410
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)                 Identification
 incorporation)                                                      No.)


   100 Jericho Quadrangle, Jericho, New York                       11753
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(Address of principal executive offices)                        (Zip Code)


                                 (516) 938-5544
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               (Registrant's telephone number including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 1.01.    Entry into a Material Definitive Agreement.

     Effective March 1, 2005, Griffon Corporation (the "Registrant") entered into an employment agreement with Mr. Eric Edelstein (the "Employment Agreement") pursuant to which Mr. Edelstein became employed by the Registrant as its Executive Vice President and Chief Financial Officer. The Employment Agreement has a three-year term, provides for (i) a base salary of $500,000 per year and (ii) a bonus equal to the difference between 1% of the consolidated pre-tax earnings, as defined, of the Registrant and the base salary paid to Mr. Edelstein. The bonus through fiscal 2006 will be at a minimum annual rate of $350,000. Mr. Edelstein is entitled to receive severance payments upon the termination of his employment under certain circumstances, as more fully set forth in the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto.

     In order to induce Mr. Edelstein to enter into the Employment Agreement, the Registrant granted him an option (the "Option") to purchase 250,000 shares of the Registrant's common stock at a price of $22.94 per share, the closing price of the common stock on March 1, 2005. The option has a seven year term, is fully vested and becomes exercisable as to 50% of the shares after one year and as to 100% of the shares after two years. A copy of the option is filed as
Exhibit 10.2 hereto.

     There is no material relationship between the Registrant and any of its affiliates and Mr. Edelstein, other than in respect of the Employment Agreement and the Option.


Item 9.01     Financial Statements and Exhibits.

     (c) 10.1     Employment Agreement dated as of March 1, 2005 between Griffon
Corporation and Eric Edelstein

         10.2     Non-Qualified Stock Option Agreement





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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GRIFFON CORPORATION


                                        By:   /s/Robert Balemian
                                             --------------------------
                                             Robert Balemian, President


Dated:  March 4, 2005


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


                                  Exhibit Index


          10.1 Employment Agreement dated as of March 1, 2005 between Griffon Corporation and Eric Edelstein

          10.2    Non-Qualified Stock Option Agreement

























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